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                                                                  EXHIBIT 23.15

                               CONSENT OF EXPERT

   I hereby consent to the references to me and my unpublished paper "The Market For Golf" and accompanying tables, in the proxy statement-prospectus Registration No. 333-88144-01 filed on Form S-4 filed with the Securities and Exchange Commission, and as amended or supplemented from time to time.

                                          /S/  STEPHEN MALPEZZI
                                          --------------------------------------
                                          Stephen Malpezzi, Ph.D.

Dated: August 23, 2002